UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

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enVVeno Medical Corporation

(Name of Registrant as Specified in Its Charter)

N/A

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Robert A. Berman Chief Executive Officer

November 1, 2021

Dear enVVeno Medical Shareholders:

Since I last wrote to you one year ago, we have made enormous progress and have seen dramatic improvements in several key areas of our company, including receiving the necessary regulatory approval and financial resources in order to advance and fund our SAVVE U.S. pivotal trial for the VenoValve.

The first highlight of the year was one-year first-in-human VenoValve data, which was presented at the Charing Cross International Symposium in April of 2021. We successfully achieved all study endpoints and that data showed significant improvement in disease manifestations as patients went from having severe Chronic Venous Insufficiency (CVI) to a much milder form of the disease, or no disease at all.

In August of 2021, long-term, two-year follow-up data was presented at the Society of Vascular Surgery Conference in San Diego, for a cohort of eight patients from the first-in-human trial who agreed to be followed for an additional year. That data indicated no recurrences of the severe CVI that was present pre-VenoValve, including no ulcer recurrences for those patients whose venous ulcers had healed following VenoValve surgery.

Our clinical success and positive first-in-human data were important factors supporting our IDE application seeking FDA approval for the SAVVE U.S. pivotal trial for the VenoValve, which we received in April. The first-in-human data was also key in the VenoValve receiving Breakthrough Device Designation status from the FDA, which we received in August. The FDA grants Breakthrough Device Designation to medical devices that have the potential to be more effective treatments or diagnoses for life-threatening or irreversibly debilitating diseases or conditions. FDA approval to begin the VenoValve U.S. pivotal trial and receiving Breakthrough Device Designation are both significant accomplishments for our company. We believe that Breakthrough Device Designation is also further affirmation of the debilitating impact that CVI can have on patients that suffer from a severe form of CVI (approximately 2.4 million people in the U.S.), the lack of effective treatment options for these patients, and the potential for the VenoValve to change the disease treatment paradigm.

Our first-in-human VenoValve results have also been extremely well received by the vascular community. The six-month results were published in the prestigious peer-reviewed Journal of Vascular Surgery, and we have submitted data to additional Journals and expect publications in the coming year. For our clinical program, we have more demand than we have openings from sites wanting to participate in SAVVE pivotal trial, including from key opinion leaders and top vascular practices around the country. We are very proud of our clinical accomplishments and hope to continue that success.

In October, we announced that the first patient in the SAVVE pivotal trial underwent successful VenoValve implantation surgery and had been discharged from the hospital. The surgery was performed by Dr. Adriana Laser, associate professor of surgery at Albany Medical College and a vascular surgeon with Albany Med Vascular Surgery. It is an enormous undertaking to conduct a U.S. pivotal trial for a class III medical device and we have a dedicated team of in-house and external people that are working on our behalf. In addition to regulatory approval from the FDA, each study site requires either local or central institutional review board approval, as well as a clinical trial agreement, approved budget, and personalized training regarding the use of the VenoValve and the conduct of the study. As of the date of this letter we have 5 clinical sites that are actively enrolling patients in the SAVVE study and additional sites will become active on a rolling basis over the next several weeks.

Additionally, we raised approximately $62 million over the course of 2021 thus far, which significantly strengthens our balance sheet and should provide sufficient capital to take us through substantive data in the SAVVE pivotal trial, and what we hope will be pre-market FDA approval of the device. We have also begun to attract med-tech focused, fundamental investors. These investors often spend the time and effort necessary to corroborate the science behind the VenoValve and potential addressable market, including consultation with independent third parties such as practicing vascular surgeons. We will continue to engage in broad investor relations activities throughout 2022 for the purpose of further expanding our shareholder base.

While the success of the VenoValve pivotal trial is our top priority, we have also undertaken several important initiatives which will be critical to the commercial success of the product. We are currently in the process of upgrading our quality management system to ensure that our manufacturing and R&D operations meet or exceed FDA and international standards applicable to the design and manufacture of medical devices. ISO 13485 covers areas including management’s commitment to quality, product safety, design controls, risk management, inspection and traceability, documentation and validation, cleanliness, and verification of corrective and preventative actions. We are two-thirds of the way through the ISO 13485 certification process, and we hope to be ISO 13485 certified by the end of the year.

Another initiative is to increase the number of suppliers that provide us with raw materials for the VenoValve. Each supplier goes through a rigorous qualification and inspection process before they are accepted as a vendor. In addition, we have begun to recruit and train additional skilled technicians that will be needed to suture and assemble the VenoValves as we begin to prepare to transition from being a clinical stage company to a commercial operation. Each of these steps is critical to ensure that we have a robust supply chain and sufficient manufacturing capabilities to meet the anticipated demand for the VenoValve.

Finally, as you all know by now, we recently renamed our company enVVeno Medical Corporation and announced that our sole focus going forward is setting new standards of care for the treatment of venous disease. If you haven’t already done so, we recommend that you visit our new website at www.enVVeno.com. The website contains a variety of new video and static content, and we will continue add new features to our website over time.

Those of you that have been long-term shareholders of our company understand the obstacles that we have overcome and the progress that we have made to emerge with a strong financial and clinical foundation upon which to build our success. While we are certainly proud of those accomplishments, what matters more than how we got here, is that we got here. As we progress through the VenoValve U.S. pivotal trial, I believe there has never been a more exciting time to be a shareholder of our company.

On behalf of the entire company, thank you for your continued support. This has truly been a transformational year for us, and we are only getting started! We look forward to seeing you at our upcoming virtual annual meeting, which is scheduled for November 30, 2021 at 9:00 A.M. PDT.

Sincerely,

Robert A. Berman

enVVeno Medical Corporation

70 Doppler Irvine, California 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, November 30, 2021

The 2021 Annual Meeting of Stockholders (the “Meeting”) of enVVeno Medical Corporation (the “Company”) will be held on a virtual basis on Tuesday, November 30, 2021 at 9:00 A.M. PDT, for the following purposes:

1.	To elect Dr. Francis Duhay and Dr. Sanjay Shrivastava as a Class I directors of the Company, to serve for a three-year term that expires at the 2024 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier death, incapacity, removal or resignation;

2.	To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Marcum LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2021;

3.	To approve an amendment to the Company’s Amended and Restated 2016 Omnibus Incentive Plan to increase the number of shares authorized to be awarded under the plan to 4,500,000 shares;

4.	To approve an amendment to the Company’s Amended and Restated 2016 Omnibus Incentive Plan to provide that the number of shares subject to the plan shall at all times be equal to at least 20% of the issued and outstanding shares of the Company on a fully diluted basis, to assist the Company in retaining and attracting experienced executives and well qualified employees as it expands from being a clinical stage company to a commercial stage company; and

5.	To transact, in the discretion of the Company’s Board of Directors, such other business as may properly come before the Meeting or any adjournment thereof.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/NVNO2021AM. We are pleased to utilize the virtual stockholder meeting technology (i) to provide ready access and cost savings for our stockholders and the Company and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote via the Internet, by telephone or by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you vote before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

Details regarding admission to the Meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Meeting of Stockholders and proxy statement.

We hope you will be able to attend the Meeting. Whether or not you plan to attend the Meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy over the Internet or by telephone (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

The Board of Directors unanimously recommends a vote “FOR” the director nominees and “FOR” the approval of each of the other proposals to be submitted by the Board of Directors at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Robert A. Berman,
Chief Executive Officer

November 1, 2021

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enVVeno Medical Corporation

70 Doppler Irvine, California 92618

(949) 261-2900

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

to be held via live webcast on Tuesday November 30, 2021, 9:00 a.m., Pacific Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which our Board of Directors (the “Board”) would like you, as a stockholder, to vote on at our 2021 Annual Meeting of the Stockholders (the “Meeting”), which will take place on Tuesday, November 30, 2021 at 9:00 am Pacific time via live webcast.

This Proxy Statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this Proxy Statement and accompanying proxy card on or about October 11, 2021, to all stockholders of record entitled to vote at the Meeting.

In this Proxy Statement, we refer to enVVeno Medical Corporation as the “Company,” “we,” “us” or “our” or similar terminology.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock, par value $0.00001 per share (“Common Stock”), including persons that held unvested shares of restricted stock issued pursuant to our Amended and Restated 2016 Omnibus Incentive Plan (the “RSAs” and collectively with the Common Stock, the “Voting Stock”) on October 11, 2021 (the “Record Date”) may attend and vote at the Meeting. Each share of Common Stock and restricted stock is entitled to one vote. There were 9,468,324 shares of Common Stock and no RSAs outstanding on the Record Date. All shares of Voting Stock vote together as a single class. Shares of the Voting Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors”.

What is the proxy card?

The proxy card enables you to appoint Robert A. Berman, our Chief Executive Officer, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Berman to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

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What am I voting on?

You are being asked to vote on the following proposals:

1.	To elect Dr. Francis Duhay and Dr. Sanjay Shrivastava as a Class I directors of the Company, to serve for a three-year term that expires at the 2024 Annual Meeting of Stockholders, or until their successor is elected and qualified or until their earlier death, incapacity, removal or resignation;

2.	To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Marcum LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2021;

3.	To approve an amendment to the Company’s Amended and Restated 2016 Omnibus Incentive Plan to increase the number of shares authorized to be awarded under the plan to 4,500,000 shares;

4.	To approve an amendment to the Company’s Amended and Restated 2016 Omnibus Incentive Plan to provide that the number of shares subject to the plan shall at all times be equal to at least 20% of the issued and outstanding shares of the Company on a fully diluted basis, to assist the Company in retaining and attracting experienced executives and well qualified employees as it expands from being a clinical stage company to a commercial stage company; and

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” the director nominees and “FOR” all of the other proposals being put before our stockholders by the Board at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Meeting as described below. Whether or not you plan to attend the Meeting, please vote prior to the Meeting as described below to ensure that your vote is counted.

How do I vote?

There are four ways to vote:

(1) Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2) Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

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(3) In person. You may vote at the Meeting by following the instructions when you log-in for the Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Meeting.

(4) By Mail. You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Chief Financial Officer of the Company stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the Meeting or voting online or by telephone again at a later date; or

●	participating in the Meeting live via the internet and voting again.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card or vote online, your shares will not be voted unless you vote at the Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on the ratification of the Company’s independent public accountant since such matter is a routine matter, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors, the amendment to our plan and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” the director nominees or “withhold” authority to vote for any of the director nominees. With respect to proposal 2 (ratification of the Company’s independent public accountant), you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. With respect to proposals 3 and 4 (the amendments to our plan), you may vote “for” or “against” the proposals or you may “abstain” from casting a vote on such proposals. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors and the amendments to our plan are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on those proposals. The ratification of the appointment of the Company’s independent public accountant is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

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How many votes are required to elect Dr. Francis Duhay and Dr. Sanjay Shrivastava as a Class I directors?

Our amended and restated bylaws provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the two (2) candidates receiving the highest number of affirmative votes at the Meeting will be elected as Class I directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Voting Stock entitled to vote is required to ratify Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021. Abstentions will have no direct effect on the outcome of this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

How many votes are required to amend our plan to increase the authorized shares available for issuance under the plan?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Voting Stock entitled to vote is required to amend our plan to increase the authorized shares available for issuance under the plan. Because this is a non-routine matter, brokers may not vote at the Meeting on this proposal unless they have received instructions from a beneficial owner. Abstentions and broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

How many votes are required to amend the evergreen provision under our plan?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Voting Stock entitled to vote is required to amend the evergreen provision of our plan. Because this is a non-routine matter, brokers may not vote at the Meeting on this proposal unless they have received instructions from a beneficial owner. Abstentions and broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the director nominees, a “for” vote for the ratification of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021 and a “for” vote for the amendments to our plan. If a proposal comes up for a vote at the Meeting that is not on the proxy card, the proxy will vote according to his best judgment.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our Chief Financial Officer, Mr. Craig Glynn, at (949) 261-2900 or by sending a letter to Mr. Glynn at the offices of the Company at 70 Doppler Irvine, California 92618, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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enVVeno Medical Corporation

70 Doppler Irvine, California 92618

(949) 261-2900

PROXY STATEMENT

INTRODUCTION

2021 Annual Meeting of Stockholders

This Proxy Statement is being furnished to the holders of our Common Stock in connection with the solicitation of proxies for use at the 2021 Annual Meeting of Stockholders of the Company. The Meeting is to be held via live webcast Tuesday November 30, 2021 at 9:00 a.m., Pacific Time, and at any adjournment or adjournments thereof.

Record Date; Mailing Date

The Board has fixed the close of business on October 11, 2021 as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. The Proxy Statement is first being mailed to stockholders of the Company on or about November 5, 2021.

Proposals to be Submitted at the Meeting

At the Meeting, stockholders will be acting upon the following proposals:

1.	To elect Dr. Francis Duhay and Dr. Sanjay Shrivastava as a Class I directors of the Company, to serve for a three-year term that expires at the 2024 Annual Meeting of Stockholders, or until their successor is elected and qualified or until their earlier death, incapacity, removal or resignation;

2.	To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Marcum LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2021;

3.	To approve an amendment to the Company’s Amended and Restated 2016 Omnibus Incentive Plan to increase the number of shares authorized to be awarded under the plan to 4,500,000 shares;

4.	To approve an amendment to the Company’s Amended and Restated 2016 Omnibus Incentive Plan to provide that the number of shares subject to the plan shall at all times be equal to at least 20% of the issued and outstanding shares of the Company on a fully diluted basis, to assist the Company in retaining and attracting experienced executives and well qualified employees as it expands from being a clinical stage company to a commercial stage company; and

5.	To transact, in the discretion of the Company’s Board of Directors, such other business as may properly come before the Meeting or any adjournment thereof.

Principal Offices

The principal executive offices of the Company are located at 70 Doppler Irvine, California 92618. The Company’s telephone number at such address is (949) 261-2900.

Information Concerning Solicitation and Voting

As of the Record Date, there were 9,468,324 outstanding shares of Common Stock and no RSAs. Each share of Common Stock (including the RSAs) is entitled to one vote on each matter to be voted on at the Meeting. Only holders of shares of Voting Stock on the Record Date will be entitled to vote at the Meeting. The presence in person or by proxy of holders of record of a majority of the Voting Shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained.

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For purposes of Proposal 1, the two (2) candidates receiving the highest number of affirmative votes at the Meeting will be elected as Class I directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

For purposes of Proposal 2, the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Voting Stock entitled to vote is required to ratify Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021. Abstentions will have no direct effect on the outcome of this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

For purposes of Proposal 3, the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Voting Stock entitled to vote is required to amend our plan to increase the authorized shares available for issuance under the plan. Because this is a non-routine matter, brokers may not vote at the Meeting on this proposal unless they have received instructions from a beneficial owner. Abstentions and broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

For purposes of Proposal 4, the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Voting Stock entitled to vote is required to amend the evergreen provision of our plan. Because this is a non-routine matter, brokers may not vote at the Meeting on this proposal unless they have received instructions from a beneficial owner. Abstentions and broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES AND THE APPROVAL OF EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE MEETING BY THE BOARD.

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PROPOSAL 1

ELECTION OF CLASS I DIRECTORS

Introduction

The Board currently consists of three classes of directors, as follows:

Director(s)	Class	Term Expires
Dr. Francis Duhay	Class I	Nominee in 2021 for term ending 2024
Dr. Sanjay Shrivastava	Class I	Nominee in 2021 for term ending 2024
Matthew M. Jenusaitis	Class II	2022
Robert A. Berman	Class II	2022
Robert C. Gray	Class III	2023

At the Meeting, stockholders will be asked to elect each of Dr. Francis Duhay and Dr. Sanjay Shrivastava as Class I directors to hold office until the 2024 Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, incapacity, removal or resignation. The Board has nominated Dr. Francis Duhay and Dr. Sanjay Shrivastava to stand for election at the Meeting.

The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of Dr. Francis Duhay and Dr. Sanjay Shrivastava. Proxies cannot be voted for a greater number of persons than the number of nominees named.

We have been advised by each of Drs. Duhay and Shrivastava that they are willing to be named as a nominees and each is willing to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Directors and Executive Officers

Listed below are the names of the directors and executive officers of the Company, their ages as of the Record Date, their positions held and the year they commenced service with the Company

Name	Age	Position(s) Held	Year of Service Commencement
Robert A. Berman	58	Director, Chief Executive Officer	2018
Craig Glynn	60	Chief Financial Officer and Treasurer	2020
Dr. Francis Duhay	61	Director	2018
Dr. Sanjay Shrivastava	54	Director	2018
Matthew M. Jenusaitis	60	Director	2019
Robert C. Gray	74	Director	2019
Marc H. Glickman, M.D.	72	Senior Vice President and Chief Medical Officer	2016

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers.

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Robert A. Berman Robert Berman has served as our Chief Executive Officer and a member of our Board of Directors since April of 2018. Mr. Berman has over 25 years of experience in a broad variety of areas including healthcare, finance, acquisitions, marketing, compliance, turnarounds, and the development and licensing of emerging technologies. From September 2012 until July 2017, he served as the President, Chief Executive Officer, and a member of the Board of Directors of ITUS Corporation (now called Anixa Biosciences), which at the time he joined the company was a developer of flat panel display technologies, and under his leadership became a Nasdaq listed cancer therapeutics company. From 2000 to March 2007, Mr. Berman was the Chief Operating Officer and General Counsel of Acacia Research Corporation, where he successfully transitioned the company from being an incubator of internet startups into a preeminent, publicly traded company for licensing and enforcing patented technologies with a market cap exceeding $2 billion. Mr. Berman started his career at the law firm of Blank Rome. Mr. Berman has a B.S. in Entrepreneurial Management from the Wharton School of the University of Pennsylvania and holds a J.D. from the Northwestern University School of Law, where he is an adjunct faculty member. We believe that Mr. Berman is qualified to serve as a member of our board of directors because of his experience in a broad variety of areas including healthcare, finance, acquisitions, marketing, compliance, turnarounds, and the development and licensing of emerging technologies.

Dr. Francis Duhay has served as member of our board of directors since October 2018. A trained cardiac and thoracic surgeon, Dr. Duhay has served the President and Chief Operating officer of Aegis Surgical Inc. and Atrius Inc., makers of cardiac accessory devices, since 2016, and as a Partner in K5_Ventures, an early stage venture fund since 2017. Dr. Duhay is the former Chief Medical Officer at Edwards Life Sciences, a world leader in heart valve products, where he led medical and clinical affairs for transcatheter and surgical heart valves. During his tenure at Edwards Life Sciences, from 2008 to 2016, Dr. Duhay led the preparation and submission, and ultimate regulatory approval, of two FDA Premarket Approval (PMA) applications for transcatheter and surgical heart valve therapies and was responsible for the design and execution of the applicable clinical trials. From April 2008 to October 2011, Dr. Duhay was also the Vice President and General Manager of the Ascendra™ transcatheter heart valve business unit at Edwards, where he grew the unit from sixteen to eighty employees and contributed to annual growth in sales from $3 million to $250 million. From 1998 to 2003, Dr. Duhay served as the Chief of the Department of Cardiothoracic Surgery and Cardiology at Kaiser Permanente. Dr. Duhay has also served as an industry representative and clinical expert, and a member of the working group for ISO 5840, the international quality standard for the design, development, and testing of heart valves. Dr. Duhay received his MBA from the University of Hawaii - Shidler College of Business and received his board certification for Cardiothoracic Surgery and General Surgery from the Duke University School of Medicine and from the University of California, San Francisco, respectively. We believe that Dr. Duhay is qualified to serve as a member of our board of directors because he is a trained cardiac and thoracic surgeon and former Chief Medical Officer at Edwards Life Sciences.

Dr. Sanjay Shrivastava has served as a member of our board of directors since October 2018. He has been involved in developing, commercializing, evaluating, and acquiring medical devices for more than 21 years, including serving in leadership positions in research and development, business development, and marketing at J&J, BTG, plc, Medtronic, Abbott Vascular, and Edwards Life Sciences. He is presently serving as the chief executive officer at Innova Vascular, Inc., a medical device company funded largely via an investment from a publicly traded medical device company.  Prior to this, he co-founded BlackSwan Vascular, Inc., which is a clinical stage medical device company and where he serves on the board of directors.  He led the strategic alliance for BlackSwan with Sirtex Medical, which was announced in 2020.  Dr. Shrivastava worked on several acquisition and investment deals during his roles as a senior director, business development at J&J and a vice president, upstream marketing and strategy at BTG, a medical device and specialty pharmaceutical company with annual revenue of about $800 million. At Medtronic, Dr. Shrivastava was the Director of Global Marketing for the Cardiac and Vascular Group where he helped build the embolization business, from its initiation to a substantial revenue with a very high CAGR over a period of six years. Dr. Shrivastava was a Manager of Research and Development for the peripheral vascular business at Abbott Vascular and a Principal Research and Development Engineer for Trans-Catheter heart valves at Edwards Life Sciences. Dr. Shrivastava received his Bachelor of Science in engineering at the Indian Institute of Technology and a doctorate degree in materials science and engineering from the University of Florida.  We believe that Dr. Shrivastava is qualified to serve as a member of our board of directors because of having served in Chief Executive Officer and board of director positions at several medical device start-ups, and leadership positions in research and development, business development, and marketing at Innova Vascular, Inc., BTG, Medtronic, Abbott Vascular, and Edwards Life Sciences.

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Matthew M. Jenusaitis has served as a member of our board of directors since September 2019. He has over 30 years of health care experience with an emphasis on building and selling companies that develop medical devices to treat vascular diseases. Since March 2015, Mr. Jenusaitis has been a senior administrative executive at the UC San Diego Health System. He currently serves as the Chief Administrative Officer for UCSD’s Moore’s Cancer Center and UCSD Oncology. From June 2009 to March 2015, Mr. Jenusaitis was President and CEO of OCTANe Foundation for Innovation, a non-profit focused on the development of innovation in Orange County, CA. Over the course of his career, Mr. Jenusaitis has been on the board of directors of Pulsar Vascular (2008-2017), which was sold to Johnson and Johnson, Creagh Medical (2008-2015), which was sold to SurModics, and Precision Wire Components (2009-2014), which was sold to Creganna Medical. Mr. Jenusaitis was also a Senior Vice President at ev3 (April 2006 to July 2008), which was sold to Covidian and later purchased by Medtronics. In addition, Mr. Jenusaitis was the President of the Peripheral Division at Boston Scientific (July 2003 to August 2005) and was an Executive in Residence at Warburg Pincus (September 2005 to March 2006). Mr. Jenusaitis has an MBA from the University of California, Irvine, a Masters Degree in Biomedical Engineering from Arizona State University, and a Bachelors Degree in Chemical Engineering from Cornell University. We believe that Mr. Jenusaitis is qualified to serve as a member of our board of directors because of over 30 years of health care experience with an emphasis on building and selling companies that develop medical devices to treat vascular diseases and his prior board experiences.

Robert C. Gray has served as a member of our board of directors since September 2019. He had a 20-year career at Highmark, Inc., one of America’s largest health insurance organizations, which serves over 20 million subscribers, and includes Highmark Blue Cross Blue Shield Pennsylvania, Highmark Blue Cross Blue Shield Delaware, and Highmark Blue Cross Blue Shield West Virginia, which he retired from in 2008. While at Highmark, Mr. Gray helped increase revenues to $12.3 billion from $6.9 billion, and helped generate an operating gain of $375 million from an operating loss of $91 million. In addition to being the board chairman, Chief Executive Officer, and President of several of Highmark’s subsidiaries and affiliated companies, Mr. Gray was the Chief Financial Officer of Highmark’s parent company and was the primary contact to Highmark’s board of directors for Highmark’s audit, investment and compensation (incentive plans) committees. His many responsibilities at Highmark included rate setting and reimbursement negotiations. Following Highmark, Mr. Gray co-founded U.S. Holdings LLC (U.S. Implants LLC.), a national distributor of orthopedic implants, and has served as Vice President since 2009. Since 2011, Mr. Gray has also been self-employed as a strategy and financial consultant. Mr. Gray engaged in Postgraduate Studies at the University of North Carolina–Chapel Hill and has an undergraduate degree from Bucknell University. We believe that Mr. Gray is qualified to serve as a member of our board of directors because of his financial and medical reimbursement expertise having served as the Chief Financial Officer at Highmark, Inc., one of America’s largest health insurance organization.

Marc H. Glickman, M.D. has served as our Senior Vice President and Chief Medical Officer since May 2016 and served as member of our board of directors from July 2016 to August 2017. In 1981, Dr. Glickman started a vascular practice in Norfolk, Virginia. He established the first Vein Center in Virginia and also created a dialysis access center. He was employed by Sentara Health Care as director of Vascular Services until he retired in 2014. Dr. Glickman is a board certified vascular surgeon. Dr. Glickman received his Doctor of Medicine from Case Western Reserve, in Cleveland, Ohio and completed his residency at the University of Washington, Seattle. He is board certified in Vascular Surgery and was the past president of the Vascular Society of the Americas. He has served on the advisory boards of Possis Medical, Cohesion Technologies, Thoratec, GraftCath, Inc., TVA medical, Austin, Texas.

Craig Glynn was hired as our interim Chief Financial Officer in April 2020 and has subsequently been elevated to our fulltime Chief Financial Officer effective January 2021. Mr. Glynn has more than thirty-five years of experience providing financial services to a variety of public and private companies, including in the role as Chief Financial Officer. In 2012, Mr. Glynn founded Edward Thomas Associates, a firm that provides public and private companies with accounting and finance services, including chief financial officer services. Mr. Glynn has been a Managing Director of Edward Thomas Associates since 2012. Mr. Glynn has a proven record of success managing the financial aspects of dynamic organizations either as a member of the management team or in a consulting capacity. He started his career as an auditor with Deloitte and went on to be the CFO and Controller of several technology, manufacturing, and distribution companies. Mr. Glynn earned his BS and MS degrees in Accounting from California State University Northridge. He is a member of the American Institute of CPAs.

Family Relationships

There are no family relationships between or among any of the current directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Certain Legal Proceedings

None of the Company’s directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

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Board Composition

Our business and affairs are organized under the direction of our board of directors, which currently consists of five members. Our directors hold office until the earlier of their death, incapacity, removal or resignation, or until their successors have been elected and qualified. Our board of directors does not have a formal policy on whether the roles of a Chief Executive Officer and Chairman of our board of directors should be separate. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. Our board of directors meets on a regular basis. Our bylaws provide that the authorized number of directors may be changed only by resolution of the board of directors.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Our amended and restated certificate of incorporation divides our board of directors into three classes, with staggered three-year terms, as follows:

Class I Directors (serving until the 2021 Annual Meeting of Stockholders, or until their earlier death, disability, resignation or removal):

Dr. Francis Duhay* and Dr. Sanjay Shrivastava*

Class II Directors (serving until the 2022 Annual Meeting of Stockholders, or until their earlier death, disability, resignation or removal):

Matthew M. Jenusaitis*, Robert A. Berman

Class III Director (serving until the 2023 Annual Meeting of Stockholders, or until his earlier death, disability, resignation or removal):

Robert C. Gray*

(*) Independent Director.

At each annual meeting of stockholders to be held after the initial classification, the successors to directors whose terms then expire will serve until the third annual meeting following their election and until their successors are duly elected and qualified. The authorized size of our board of directors is currently five members. The authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed between the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of the board of directors may have the effect of delaying or preventing changes in our control or management. Our directors may be removed for cause by the affirmative vote of the holders of at least 66 2/3% of our Voting Stock.

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Director Independence

The Nasdaq Marketplace Rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has reviewed the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that each of Dr. Duhay, Mr. Gray, Mr. Jenusaitis and Dr. Shrivastava is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our board of directors also determined that Mr. Gray, Mr. Jenusaitis and Dr. Shrivastava will serve on our audit committee, Mr. Gray and Mr. Jenusaitis and Dr. Shrivastava will serve on our compensation committee, and Dr. Duhay, Mr. Jenusaitis and Dr. Shrivastava will serve on our nominating and corporate governance committee, and that each of the committees satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Meetings of the Board and Stockholders

Our board of directors met in person and telephonically three times during 2020 and also acted by unanimous written consent. All of the members of our board of directors were present during at least 75% of the board of director meetings other than Matthew Jenusaitis who was present for 67% of the board meetings and all of the members of the respective committees of the board of directors were present during at least 75% of such committee meetings held other than Matthew Jenusaitis who was present for 50% of the committee meetings. There were four Audit Committee meetings, one Compensation Committee meetings and one Nominating or Corporate Governance meetings held in 2020. Our board of directors had 100% attendance for the annual meeting that convened on December 17, 2020. It is our policy that all directors must attend all stockholder meetings, barring extenuating circumstances.

Board Committees

Our board of directors has established three standing committees—audit, compensation, and nominating and corporate governance—each of which operates under a charter that has been approved by our board of directors. Prior to the completion of this offering, copies of each committee’s charter will be posted on the Investors section of our website, which is located at https://envveno.com/. Each committee has the composition and responsibilities described below. Our board of directors may from time to time establish other committees.

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Audit Committee

Our audit committee consists of Mr. Gray, who is the chair of the audit committee, Mr. Jenusaitis and Dr. Shrivastava. Our board of directors has determined that each of the members of our audit committee satisfies the Nasdaq Marketplace Rules and SEC independence requirements. The functions of this committee include, among other things:

●	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
●	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
●	reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;
●	reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;
●	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and
●	reviewing and evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.

Our board of directors has determined that Mr. Gray qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of the Nasdaq Marketplace Rules. Both our independent registered public accounting firm and management periodically meet privately with our audit committee.

Compensation Committee

Our compensation committee consists of Dr. Shrivastava, who is the chair of the committee, Mr. Gray and Mr. Jenusaitis. Our board of directors has determined that each of the members of our compensation committee is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, and satisfies the Nasdaq Marketplace Rules independence requirements. The functions of this committee include, among other things:

●	reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;
●	reviewing and approving the compensation, the performance goals and objectives relevant to the compensation, and other terms of employment of our Chief Executive Officers and our other executive officers;
●	reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;
●	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;
●	reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC; and
●	preparing the report that the SEC requires in our annual proxy statement.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Dr. Duhay, who is the chair of the committee, Mr. Jenusaitis and Dr. Shrivastava. Our board of directors has determined that each of the members of this committee satisfies the Nasdaq Marketplace Rules independence requirements. The functions of this committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;
●	evaluating director performance on our board of directors and applicable committees of our board of directors and determining whether continued service on our board of directors is appropriate;
●	evaluating, nominating and recommending individuals for membership on our board of directors; and
●	evaluating nominations by stockholders of candidates for election to our board of directors.

Code of Conduct

Our board of directors has adopted a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted on our website a current copy of the code and all disclosures that are required by law or Nasdaq Marketplace Rules concerning any amendments to, or waivers from, any provision of the code.

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Board Leadership Structure

Our board of directors is free to select the Chairman of the board of directors and a Chief Executive Officer in a manner that it considers to be in the best interests of our company at the time of selection. Currently, Robert A. Berman serves as our Chief Executive Officer and we do not currently have a Chairman of our board. Additionally, four of our five members of our board of directors have been deemed to be “independent” by the board of directors, which we believe provides sufficient independent oversight of our management. Our board of directors has not designated a lead independent director.

Our board of directors, as a whole and also at the committee level, plays an active role overseeing the overall management of our risks. Our Audit Committee reviews risks related to financial and operational items with our management and our independent registered public accounting firm. Our board of directors is in regular contact with our Chief Executive Officer, who reports directly to our board of directors and who supervises day-to-day risk management.

Role of Board in Risk Oversight Process

Our board of directors believes that risk management is an important part of establishing, updating and executing on our business strategy. Our board of directors has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of our company. Our board of directors focuses its oversight on the most significant risks facing us and on our processes to identify, prioritize, assess, manage and mitigate those risks. Our board of directors receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2020, other than as set forth below all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons.

Matthew M. Jenusaitis filed late a Form 4 reporting the grant pursuant to Rule 16b-3(d) of (i) an option to purchase 4,000 shares of common stock granted in July 2020 which fully vested during 2020 with an exercise price of $10.00 per share and (ii) 2,500 shares of restricted stock granted in July 2020 which fully vested during 2020.

Certain Relationships and Related Party Transactions

The following is a description of transactions since January 1, 2019 to which we were a party in which (i) the amount involved exceeded or will exceed the lesser of (A) $120,000 or (B) one percent of our average total assets at year end for the last two completed fiscal years and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, who had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other similar arrangements, which are described under “Executive Compensation.”

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Analytica Ventures

As of March 24, 2021, Analytica Ventures owned 954,142 shares of our common stock representing an ownership interest of approximately 10.1%. Analytica Ventures is affiliated through ownership with Axiom Real Time Metrics (Axiom) a vendor to the Company involved in our pivotal trial and first-in-human studies. In connection with those studies, we incurred costs payable to Axiom of approximately $210,000 in 2019 and $820,000 in 2020, respectively.

Indemnification of Officers and Directors

Our amended and restated certificate of incorporation and amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporations Law. Further, we entered into indemnification agreements with each of our directors and officers, and we intend to purchase a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

To the best of our knowledge, during the past two fiscal years, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds the lesser of (A) $120,000 or (B) one percent of our average total assets at year end for the last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF
DR. FRANCIS DUHAY AND DR. SANJAY SHRIVASTAVA TO EACH SERVE AS A CLASS I DIRECTOR ON THE COMPANY’S BOARD, TO HOLD OFFICE UNTIL THE 2024 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED OR UNTIL HIS EARLIER RESIGNATION OR REMOVAL.

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EXECUTIVE COMPENSATION

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2020 and 2019. Individuals we refer to as our “named executive officers” include our current Chief Executive Officer, our current and previous Chief Financial Officer and our other most highly compensated executive officer whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2020.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Robert A. Berman	2020	400,000		200,000	47,8171	(4)			15,808	(8)	1,093,979
Chief Executive Officer	2019	400,000							15,285	(9)	415,285
Robert A. Rankin	2020	73,077	(1)						10,586	(10)	83,663
Former Chief Financial Officer, Secretary and Treasurer	2019	250,000							44,195	(11)	294,195
Craig Glynn	2020	143,000	(2)		32,020	(5)					175,020
Chief Financial Officer
Marc H. Glickman, M.D.	2020	350,000		50,000	321,928	(6)			53,976	(12)	775,904
Chief Medical Officer and Senior Vice President	2019	322,115	(3)		49,095	(7)			50,814	(13)	422,024

(1)	Mr. Rankin’s annual base salary rate under his employment agreement was $250,000. Mr. Rankin resigned as the Company’s Chief Financial Officer, Secretary and Treasurer on March 30, 2020. Amounts in this column for Mr. Rankin reflect his base salary earned for 2020.

(2)	Mr. Glynn served as our Chief Financial Officer on an interim basis during 2020. Amounts in this column for Mr. Glynn include the amounts paid to him in that capacity during 2020. In January 2021, the board of directors elevated Mr. Glynn to permanent Chief Financial Officer. The company entered into an employment agreement with Mr. Glynn in February 2021.

(3)	Beginning July 26, 2019, Dr. Glickman’s annual base salary rate under his employment agreement dated July 26, 2019, which superseded his prior employment agreement, was $350,000. Amounts in this column for Dr. Glickman reflect his base salary earned for 2019.

(4)	Represents the grant date fair value of 40,000 stock options granted on July 18, 2020, computed in accordance with FASB ASC Topic 718. The options vest monthly over a three-year period. Also included is the fair value of his existing 43,209 options that were repriced from $124.75 per share to $10.00 per share.

(5)	Represents the grant date fair value of 4,000 stock options granted on July 18, 2020, computed in accordance with FASB ASC Topic 718. The options vest quarterly over a three-year period.

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(6)	Represents the grant date fair value of 40,000 stock options granted on July 18, 2020, computed in accordance with FASB ASC Topic 718. The options vest monthly over a three-year period.

(7)	Represents the grant date fair value of 7,200 stock options granted on July 26, 2019, computed in accordance with FASB ASC Topic 718. The options vest quarterly over a three year period. Also included is the fair value of his existing 7,380 options that were repriced from $250.00 per share to $50.00 per share in connection with entering the July 26, 2019 employment agreement.

(8)	Includes company paid healthcare of $1,404 and 401(k) match of $14,404.

(9)	Includes company paid healthcare of $1,285 and 401(k) match of $14,000.

(10)	Includes company paid healthcare of $7,221 and 401(k) match of $3,365.

(11)	Includes company paid healthcare of $31,695 and 401(k) match of $12,500.

(12)	Includes company paid healthcare of $39,691 and 401(k) match of $14,285.

(13)	Includes company paid healthcare of $36,814 and 401(k) match of $14,000.

Employment Agreements

We have entered into various employment agreements with certain of our executive officers. Set forth below is a summary of many of the material provisions of such agreements, which summaries do not purport to contain all of the material terms and conditions of each such agreement. For purposes of the following employment agreements:

●	“Cause” generally means the executive’s (i) willful misconduct or gross negligence in the performance of his or her duties to us; (ii) willful failure to perform his or her duties to us or to follow the lawful directives of the Chief Executive Officer (other than as a result of death or disability); (iii) indictment for, conviction of or pleading of guilty or nolo contendere to, a felony or any crime involving moral turpitude: (iv) repeated failure to cooperate in any audit or investigation of our business or financial practices; (v) performance of any material act of theft, embezzlement, fraud, malfeasance, dishonesty or misappropriation of our property; or (vi) material breach of his or her employment agreement or any other material agreement with us or a material violation of our code of conduct or other written policy.

●	“Good reason” generally means, subject to certain notice requirements and cure rights, without the executive’s consent, (i) material diminution in his or her base salary or annual bonus opportunity; (ii) material diminution in his or her authority or duties (although a change in title will not constitute “good reason”), other than temporarily while physically or mentally incapacitated, as required by applicable law; (iii) relocation of his or her primary work location by more than 25 miles from its then current location; or (iv) a material breach by us of a material term of the employment agreement.

●	“Change of control” generally means (i) the acquisition, other than from us, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than us or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of ours, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; (ii) a reorganization, merger, consolidation or recapitalization of us, other than a transaction in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following such transaction is held by the persons who, immediately prior to the transaction, were the holders of our voting securities; or (iii) a complete liquidation or dissolution of us, or a sale of all or substantially all of our assets.

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Robert A. Berman

On March 30, 2018, we entered into an employment agreement with Robert A. Berman, our current Chief Executive Officer and director. Pursuant to the terms of his employment agreement, Mr. Berman’s base salary is $400,000, subject to annual review and adjustment at the discretion of our compensation committee, and he will be eligible for an annual year-end discretionary bonus of up to 50% of his base salary, subject to the achievement of key performance indicators, as determined by our compensation committee. The initial term of Mr. Berman’s employment agreement may be terminated at any time with or without cause and with or without notice or for good reason thereunder. In connection with his employment, Mr. Berman received an initial equity grant of an option to purchase 43,209 options with 8,642 vesting on the date of his Employment Agreement, March 30, 2018, and the remaining 80% vesting ratably on a monthly basis over the following 24 months. In February 2021, the board of directors approved an option grant to Mr. Berman to purchase 838,000 shares of common stock at an exercise price of $8.20 per shares (the closing price of the Company’s common stock on February 18, 2021). The stock option vests in equal quarterly installments over a two year period, however the stock options may only become exercisable following receipt by the Company of stockholder approval to increase the size of the 2016 Plan sufficiently to permit the exercise in full of such stock options under the 2016 Plan (if the Company’s stockholders do not approve an increase in the size of the 2016 Plan, the options will be void). Additionally, the board of directors paid Mr. Berman a cash bonus of $200,000.

Mr. Berman is entitled to participate in our employee benefit, pension and/or profit sharing plans, and we will pay certain health and dental premiums on his behalf. Mr. Berman’s employment agreement prohibits him from inducing, soliciting or entertaining any of our employees to leave our employ during the term of the agreement and for 12 months thereafter.

Pursuant to the terms of his employment agreement, Mr. Berman is entitled to severance in the event of certain terminations of employment. In the event Mr. Berman’s employment is terminated by us without cause and other than by reason of disability or he resigns for good reason, subject to his timely executing a release of claims in our favor and in addition to certain other accrued benefits, he is entitled to receive 6 month of base salary if termination occurred prior to the second anniversary of his employment or 12 months of continued base salary on and after the second anniversary of his employment (or 24 months if such termination occurs within 24 months following a change of control).

Craig Glynn

On February 19, 2021, the Company entered into an employment agreement with Mr. Glynn, in connection with Mr. Glynn’s elevation to full time Chief Financial Officer in addition to treasurer and secretary of the Company. Pursuant to the employment agreement, Mr. Glynn will earn $225,000 per year. In addition, Mr. Glynn will receive stock options to purchase 324,000 shares of common stock of the Company at an exercise price of $8.20 per shares (the closing price of the Company’s common stock on February 18, 2021). The stock options vest in equal quarterly installments over a three year period with a six month cliff, however the stock options may only become exercisable following receipt by the Company of stockholder approval to increase the size of the 2016 Plan, sufficiently to permit the exercise in full of such stock options under the Plan (if the Company’s stockholders do not approve an increase in the size of the 2016 Plan, the options will be void). The employment agreement further provides that Mr. Glynn is entitled to participate in any employee benefit plans that the Company has adopted or may adopt.

Pursuant to the terms of the employment agreement, Mr. Glynn’s employment agreement is terminable due to Mr. Glynn’s disability or death, for “Cause” (as defined in the employment agreement) or without “Cause” by the Company, and for “Good Reason” (as defined in the employment agreement) or voluntarily by Mr. Glynn. In the event of Mr. Glynn’s death or disability, or termination for “Cause” by the Company or without “Good Reason” by Mr. Glynn, Mr. Glynn (or his estate) is entitled to receive any unpaid base salary through the termination date, reimbursement for unreimbursed business expenses, accrued but unused vacation time in accordance with the Company’s policy and any other payments or benefits that Mr. Glynn as entitled to in accordance with any Company benefit plans (collectively, the “Accrued Benefits”). Upon termination without “Cause” (other than by reason of death or disability) or resignation for “Good Reason,” Mr. Glynn will be entitled to three months of severance for each year Mr. Glynn is employed up to one year of severance, in addition to all Accrued Benefits. Any outstanding unvested securities owned by Mr. Glynn on the termination date will vest (or terminate) in accordance with the terms of such grant.

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Prior to his full time role as Chief Financial Officer, on April 6, 2020 he was appointed as Interim Chief Financial Officer and Interim Treasurer. For his services as Interim Chief Financial Officer and Interim Treasurer, Mr. Glynn was paid $10,000 per month of employment.

Marc H. Glickman, M.D.

On July 26, 2019, we entered into an employment agreement with Dr. Glickman (the “New Employment Agreement”) that supersedes the terms of his prior employment agreement. Pursuant to the terms of the New Employment Agreement, Dr. Glickman’s base salary is $350,000 per year, subject to annual review and adjustment at the discretion of the Board. In connection with entering into the New Employment Agreement, Dr. Glickman’s existing seven thousand three hundred and eighty (7,380) options (“Existing Options”) to purchase Company common stock at two hundred and fifty dollars ($250.00) per share until October 1, 2026, were repriced to fifty dollars ($50.00) per share. Additionally, Dr. Glickman, in connection to the New Employment Agreement, was granted stock options for the right to purchase seven thousand two hundred (7,200) common stock at a price equal to two dollars ($50.00) per share exercisable until July 26, 2029, which shall vest quarterly over a three (3) year period. In February 2021, the board of directors approved an option grant to Dr. Glickman to purchase 406,000 shares of common stock at an exercise price of $8.20 per shares (the closing price of the Company’s common stock on February 18, 2021). The stock option vests in equal quarterly installments over a two year period, however the stock options may only become exercisable following receipt by the Company of stockholder approval to increase the size of the 2016 Plan sufficiently to permit the exercise in full of such stock options under the 2016 Plan (if the Company’s stockholders do not approve an increase in the size of the 2016 Plan, the options will be void). Additionally, the board of directors paid Mr. Berman a cash bonus of $50,000.

Pursuant to the terms of the New Employment Agreement, Dr. Glickman is an at-will employee and is entitled to severance in the event of certain terminations of his employment. In the event that Dr. Glickman’s employment is terminated by the Company without Cause (as defined in the New Employment Agreement), other than by reason of Disability (as defined in the New Employment Agreement), or he resigns for Good Reason (as defined in the New Employment Agreement), subject to his timely executing a release of claims in favor of the Company and in addition to certain other accrued benefits, Dr. Glickman is entitled to receive three months of his base salary for each year that he has been employed by the Company at the time of termination, up to a total of one year of his base salary.

Potential Payments Upon Termination or Change-in-Control

Pursuant to the terms of the employment agreements discussed above, we will pay severance in the event of certain terminations of employment. In the event employment is terminated by us without cause and other than by reason of disability or if the executive resigns for good reason, subject to his or her timely executing a release of claims in our favor and in addition to certain other accrued benefits, he or she is entitled to receive severance pursuant to the terms of his or her employment agreements discussed above.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2020.

Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option Expiration Date

Robert A. Berman,	43,209	(1)	-	(1)	N/A	$10.00	September 23, 2028
Chief Executive Officer	6,000	(2)	34,000	(2)		$10.00	July 18, 2030

Marc H. Glickman, M.D.	3,000	(3)	4,200	(3)	N/A	$50.00	July 25, 2029
Chief Medical Officer and Senior	7,380	(3)	-		N/A	$50.00	October 1, 2026
Vice President	6,000	(2)	34,000	(2)	-	$10.00	July 18, 2030

Craig Glynn, Chief Financial Officer (5)	600	(4)	3,400	(4)	N/A	$10.00	July 18, 2030

(1)	Options were granted on September 24, 2018, and vested 20% on the date of his Employment Agreement, March 30, 2018, and the remaining 80% vests ratably on a monthly basis over the 24 months following the date of his Employment Agreement.

(2)	Options were granted on July 18, 2020 and vest ratably on a monthly basis over 36 months.

(3)

On July 26, 2019, the Company entered a new employment agreement with Dr. Glickman that superseded the terms of his existing employment agreement. In connection with entering into the new employment agreement, Dr. Glickman’s existing 7,380 options that were granted on October 1, 2016 were repriced from $250.00 to $50.00 per share. Additionally, on July 26, 2019, Dr. Glickman was granted 7,200 options at $50.00 per share vesting quarterly over a three-year period.

(4)	Options were granted on July 18, 2020 and vest ratably on a quarterly basis over three years.

(5)	Mr. Glynn was elevated to permanent Chief Financial Officer in January 2021.

Employee Benefit Plans

Amended and Restated 2016 Omnibus Incentive Plan

On October 1, 2016, our board of directors and our stockholders adopted and approved the enVVeno Medical Corporation 2016 Omnibus Incentive Plan, and, subsequently on April 26, 2018, our board of directors and our stockholders adopted and approved the Amended and Restated 2016 Omnibus Incentive Plan (“2016 Plan”). The principal features of the 2016 Plan are summarized below. This summary does not give consideration to the potential amendment to the 2016 Plan as described in Proposal 3 and Proposal 4 hereto and is qualified in its entirety by reference to the text of the 2016 Plan, which is filed as an exhibit to the registration statement of which this prospectus is a part.

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Share Reserve

We have reserved 600,000 shares of our common stock for issuance under the 2016 Plan, plus an annual increase on each January 1st equal to 3% of the total issued and outstanding shares of our common stock as of such date (or such lesser number of shares as may be determined by our board of directors), all of which may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the 2016 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise, all as determined by our company from time to time.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2016 Plan and thereafter are forfeited to us, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan: (1) shares issued under the 2016 Plan repurchased or surrendered at no more than cost or pursuant to an option exchange program, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Administration

The 2016 Plan may be administered by our board of directors or our compensation committee. Our compensation committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards. Our board of directors also has the authority, subject to the terms of the 2016 Plan, to amend existing options (including to reduce the option’s exercise price), to institute an exchange program by which outstanding options may be surrendered in exchange for options that may have different exercise prices and terms, restricted stock, and/or cash or other property.

Eligibility

Awards may be granted under the 2016 Plan to officers, employees, directors, consultants and advisors of us and our affiliates. Incentive stock options may be granted only to employees of us or our subsidiaries.

Awards

The 2016 Plan permits the granting of any or all of the following types of awards:

●	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. Our compensation committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. Our compensation committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless our compensation committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, our compensation committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

●	Stock Appreciation Rights. Our compensation committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2016 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by our compensation committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

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●	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. Our compensation committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, or RSUs, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at our compensation committee’s discretion. The restrictions may be based on continuous service with us or the attainment of specified performance goals, as determined by our compensation committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by our compensation committee. Our compensation committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the 2016 Plan and any other terms and conditions determined by our compensation committee.

●	Performance Awards. Our compensation committee may grant performance awards, which entitle participants to receive a payment from us, the amount of which is based on the attainment of performance goals established by our compensation committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by our compensation committee. Cash-based performance awards include annual incentive awards.

Claw back

All cash and equity awards granted under the 2016 plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies we adopted to implement such requirements and any other compensation recovery policies as we may adopt from time to time.

Change in Control

Under the 2016 Plan, in the event of a change in control (as defined in the 2016 Plan), outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that stockholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions and performance criteria applicable to the awards before the change in control, unless otherwise determined by our compensation committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the option or SARs exercise price.

Subject to the terms and conditions of the applicable award agreements, awards granted to non-employee directors will fully vest on an accelerated basis, and any performance goals will be deemed to be satisfied at target. For awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.

●	For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.

●	For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms and conditions. In addition, the awards will vest if the award recipient has a separation from service within two years after a change in control by us other than for “cause” or by the award recipient for “good reason” (each as defined in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

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Amendment and Termination of the 2016 Plan

Unless earlier terminated by our board of directors, the 2016 Plan will terminate, and no further awards may be granted, 10 years after October 1, 2016, the date on which it was approved by our stockholders. Our board of directors may amend, suspend or terminate the 2016 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Limitation of Liability and Indemnification Matters

Our amended and restated certificate of incorporation, which became effective upon the completion of our initial public offering, limits the liability of our directors for monetary damages for breach of their fiduciary duties, except for liability that cannot be eliminated under the DGCL. Consequently, our directors will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for any of the following:

●	any breach of their duty of loyalty to us or our stockholders;
●	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
●	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
●	any transaction from which the director derived an improper personal benefit.

Our amended and restated bylaws also provide that we will indemnify our directors and executive officers and may indemnify our other officers and employees and other agents to the fullest extent permitted by law. Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our amended and restated bylaws would permit indemnification. We have obtained directors’ and officers’ liability insurance.

We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by this person in any action or proceeding arising out of this person’s services as a director or executive officer or at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

The above description of the indemnification provisions of our amended and restated bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents, each of which is incorporated by reference as an exhibit to the registration statement to which this prospectus forms a part.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and may be unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

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Director Compensation

The Board determines the form and amount of director compensation after its review of recommendations made by the Compensation Committee. A substantial portion of each director’s annual retainer is in the form of equity. Under the Company’s nonemployee director compensation program members of the Board who are not also Company employees (“Non-Employee Directors”) are granted eight hundred (800) options and restricted stock units (“RSUs”) worth up to twenty-five thousand dollars ($25,000) per annum (the “Annual Award”). A Non-Employee Director who is newly appointed to the Board other than in connection with an annual meeting of stockholders will generally receive a grant of two thousand four hundred (2,400) options and RSUs worth up to seventy-five thousand dollars ($75,000) upon appointment (an “Initial Award”), which covers their compensation for their first three years of service. The Initial Award and Annual Award to Non-Employee Directors will vest as long as they remain directors in equal annual portions over three years following the date in which the award is granted. On February 18, 2021, the board agreed to change 2021 director compensation to eliminate the RSU component of its annual director compensation and increase the stock option component from options for stock worth up to $25,000, to options for stock worth up to $37,500.

The table below shows the compensation paid to our non-employee directors during 2020 and 2019.

Name		Fees earned or paid in cash	Stock awards ($)		Option awards ($)		Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation($)	Total ($)
Francis Duhay,	2020	$20,000	$25,000	(1)	$31,180	(2)	-	-	-	$76,180
M.D.	2019	-	-		-		-	-	-	-
Dr. Sanjay	2020	$25,000	$25,000	(1)	$31,180	(2)	-	-	-	$81,180
Shrivastava	2019	-	-		-		-	-	-	-
Robert Gray	2020	$27,500	$25,000	(1)	$31,180	(2)	-	-	-	$83,680
	2019	-	$75,000	(3)	$7,800	(4)	-	-	-	$82,800
Matthew Jenusaitis	2020	$25,000	$25,000	(1)	$31,800	(2)	-	-	-	$81,180
	2019	-	$75,000	(3)	$7,800	(4)	-	-	-	$82,800

(1) Under the Company’s nonemployee director compensation program, program, Dr. Duhay, Dr. Shrivastava, Mr. Gray and Mr. Jenusaitis were each granted 2,500 Restricted Stock Grants on July 17, 2020, which based on the Company’s closing stock price on the grant date were valued at $10.00 per share. These Restricted Stock Grants fully vested on December 31, 2020.

(2) Under the Company’s nonemployee director compensation program, Dr. Duhay, Dr. Shrivastava, Mr. Gray and Mr. Jenusaitis were each granted 4,000 options to purchase shares of our common stock on July 17, 2020 at an exercise price of $10.00 per share. The options were valued at $7.80 per share as of the date of the grant. All of these options vest in equal quarterly portions from the grant date through December 31, 2020, such that they are fully vested at December 31, 2020, and valued in accordance with FASB ASC Topic 718.

(3) Under the Company’s nonemployee director compensation program, Messrs. Gray and Jenusaitis in connection with their appointment to the BOD on September 13, 2019 were each granted 3,125 Restricted Stock units, which based on the Company’s closing stock price on the grant date were valued at $24 per unit. These units vest in equal annual portions on the 9/13/2020, 9/13/2021 and 9/3/2022.

(4) Under the Company’s nonemployee director compensation program, Messrs. Gray and Jenusaitis in connection with their appointment to the BOD on September 13, 2019 were each granted 2,400 options to purchase shares of our common stock at an exercise price of $50 per share. The options were valued at $3.25 per share as of the date of the grant. All of these options vest in equal quarterly portions over a 3 year period starting from September 13, 2019 and valued in accordance with FASB ASC Topic 718.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters.

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

Third, the Audit Committee reviews financial reporting, policies, procedures and internal controls of the Company. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Marcum LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

/s/ Robert Gray
/s/ Matthew Jenusaitis
/s/ Dr. Sanjay Shrivastava

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021

The Audit Committee of the Board appointed the firm of Marcum LLP (“Marcum”) to serve as our registered public accounting firm for our fiscal year ended December 31, 2021. The independent accountant’s report of Marcum on our consolidated financial statements for the year ended December 31, 2020 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. A representative of Marcum is not expected to attend the Meeting.

Audit Fees. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2020 and 2019 totaled $243,750 and $175,407, respectively. The above amounts include interim procedures, audit fees, fees related to registration statements filed during those years, and attendance at audit committee meetings.

All Other Fees. None.

The Audit Committee of our board of directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and non-audit services provided by Marcum in 2021. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson has been designated by the Audit Committee to approve any audit-related services arising during the year that were not pre-approved by the Audit Committee. Any non-audit service must be approved by the full Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing services provided by Marcum.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure. None.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AUDIT

COMMITTEE’S APPROVAL OF THE APPOINTMENT OF MARCUM LLP AS THE

COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED

DECEMBER 31, 2021.

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PROPOSAL 3

AMENDMENT TO AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE PLAN

Overview

Our Board has approved the amendment (the “Amendment”) to our Amended and Restated 2016 Omnibus Incentive Plan (as amended, the “2016 Plan”), which is our primary plan for providing equity incentive compensation to our eligible employees, directors and consultants. Our Board believes that the number of shares of Common Stock currently available to the 2016 Plan is insufficient to achieve the purpose of the 2016 Plan, which is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in us, which interest may be measured by reference to the value of our Common Stock. We are amending the 2016 Plan to increase the number of our shares of common stock available for issuance under the 2016 Plan to 4,500,000 shares.

As of the Record Date, and excluding the requested share increase, there are 600,000 shares authorized for issuance under the 2016 Plan and 99,840 shares of common stock remain available for future grants of awards under the 2016 Plan. In February 2021, as a result of the limited number of shares available for issuance under the 2016 Plan, the Board granted the following options under the 2016 Plan, subject to obtaining shareholder approval to increase the number of shares available under the 2016 Plan: (1) Robert Berman, chief executive officer and director, was granted 838,000 shares of common stock at $8.20 per share which vest over 24 months; (2) Marc Glickman, chief medical officer, was granted 406,000 shares of common stock at $8.20 per share which vest over 24 months; (3) Craig Glynn, chief financial officer, was granted 324,000 shares of common stock at $8.20 per share which vest over 36 months; and (4) Hamed Alavi was granted 320,000 shares of common stock at $8.20 per share which vest over 36 months. If this proposal is not approved by the shareholders, these option grants will be canceled and therefore each of the recipients have an interest in the approval of this plan amendment.

If stockholders approve the Amendment, the total number of shares available for grants under the 2016 Plan would initially be 4,500,000 shares of Common Stock and approximately 2,112,000 shares of Common Stock will be available for new grants under the 2016 Plan.

Description of the 2016 Plan

Share Reserve

We have reserved 600,000 shares of our common stock for issuance under the 2016 Plan, plus an annual increase on each anniversary of January 1st equal to 3% of the total issued and outstanding shares of our common stock as of such anniversary (or such lesser number of shares as may be determined by our board of directors), all of which may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the 2016 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise, all as determined by our company from time to time.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2016 Plan and thereafter are forfeited to us, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan: (1) shares issued under the 2016 Plan repurchased or surrendered at no more than cost or pursuant to an option exchange program, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

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Administration

The 2016 Plan may be administered by our board of directors or our compensation committee. Our compensation committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards. Our board of directors also has the authority, subject to the terms of the 2016 Plan, to amend existing options (including to reduce the option’s exercise price), to institute an exchange program by which outstanding options may be surrendered in exchange for options that may have different exercise prices and terms, restricted stock, and/or cash or other property.

Eligibility

Awards may be granted under the 2016 Plan to officers, employees, directors, consultants and advisors of us and our affiliates. Incentive stock options may be granted only to employees of us or our subsidiaries. As of the date hereof, the Company has 7 officers and directors, 21 employees and approximately 5 advisors.

Awards

The 2016 Plan permits the granting of any or all of the following types of awards:

●	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. Our compensation committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. Our compensation committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless our compensation committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, our compensation committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

●	Stock Appreciation Rights. Our compensation committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2016 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by our compensation committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

●	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. Our compensation committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, or RSUs, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at our compensation committee’s discretion. The restrictions may be based on continuous service with us or the attainment of specified performance goals, as determined by our compensation committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by our compensation committee. Our compensation committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the 2016 Plan and any other terms and conditions determined by our compensation committee.

●	Performance Awards. Our compensation committee may grant performance awards, which entitle participants to receive a payment from us, the amount of which is based on the attainment of performance goals established by our compensation committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by our compensation committee. Cash-based performance awards include annual incentive awards.

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Claw back

All cash and equity awards granted under the 2016 plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies we adopted to implement such requirements and any other compensation recovery policies as we may adopt from time to time.

Change in Control

Under the 2016 Plan, in the event of a change in control (as defined in the 2016 Plan), outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that stockholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions and performance criteria applicable to the awards before the change in control, unless otherwise determined by our compensation committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the option or SARs exercise price.

Subject to the terms and conditions of the applicable award agreements, awards granted to non-employee directors will fully vest on an accelerated basis, and any performance goals will be deemed to be satisfied at target. For awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.

●	For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.

●	For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms and conditions. In addition, the awards will vest if the award recipient has a separation from service within two years after a change in control by us other than for “cause” or by the award recipient for “good reason” (each as defined in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

Amendment and Termination of the 2016 Plan

Unless earlier terminated by our board of directors, the 2016 Plan will terminate, and no further awards may be granted, 10 years after October 1, 2016, the date on which it was approved by our stockholders. Our board of directors may amend, suspend or terminate the 2016 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

The following is a summary of the principal features of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan.

Vote Sought

The proposal to amend the 2016 Plan will be approved if approved by a majority of the votes properly cast on this proposal.

The Board recommends that stockholders vote “FOR” the Amendment to the 2016 Plan.

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PROPOSAL 4

AMENDMENT TO THE EVERGREEN PROVISION OF THE AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE PLAN

Overview

Our Board has approved the amendment to our 2016 Plan, which is our primary plan for providing equity incentive compensation to our existing eligible employees, directors and consultants, and to recruit new employees, directors, and consultants to provide that the number of shares subject to the plan shall at all times be equal to at least 20% of the issued and outstanding shares of the Company on a fully diluted basis.

Our Board desires to amend the 2016 Plan in this manner to ensure that there remains sufficient capacity under the 2016 Plan to retain our existing employees and recruit additional executives and employees as the Company expands from being a clinical stage company, to a commercial stage company. The Board believes that maintaining a plan which allows for the issuances of at least 20% of the issued and outstanding shares of the Company on a fully diluted basis will allow the Company to retain its senior management team and meet its future growth needs to add to its senior management team, and recruit additional employees that will be necessary for its ongoing operations.

If stockholders approve this amendment, the 2016 Plan will be modified to amend the current provision in the 2016 Plan that provides for an annual increase in the number of shares available under the 2016 Plan on each January 1st equal to 3% of the total issued and outstanding shares of our common stock as of such date to instead reflect that the number of shares subject to the plan following approval of this proposal shall be equal to at least 20% of the issued and outstanding shares on a fully diluted basis and thereafter, if at any time the number of shares subject to the plan shall be less than 20% of the issued and outstanding shares on a fully diluted basis, the number of shares subject to the plan shall increase upon each issuance by the Company of any common stock or securities convertible or exercisable into common stock by 20% of such number of shares of common stock being issued on a fully diluted basis. For the avoidance of doubt, in no instance shall the number of shares then subject to the Plan be decreased.

Description of the 2016 Plan

For a full description of the 2016 Plan as is currently in effect, please refer to the information provided in Proposal 3 above.

Vote Sought

The proposal to amend the evergreen provision of the 2016 Plan will be approved if approved by a majority of the votes properly cast on this proposal.

The Board recommends that stockholders vote “FOR” the Amendment to the EVERGREEN PROVISION OF THE 2016 Plan.

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PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning the ownership of our common stock as of the Record Date with respect to: (i) each person known to us to be the beneficial owner of more than five percent of our common stock; (ii) all directors; (iii) all named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Shares of common stock subject to options or warrants that are exercisable as of the date of the Record Date or are exercisable within 60 days of such date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of calculating the percentage ownership of such person but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Applicable percentage ownership is based on 9,468,324 shares of common stock outstanding as of the Record Date.

	Beneficial Ownership
Name and Address of Beneficial Owner (1)	Number of Shares	Percentage
5% Stockholders
Perceptive Live Sciences Master Fund Ltd. (2)	954,248	9.9%

Named Executive Officers and Directors
Robert A. Berman (3)	64,722	*
Marc Glickman, M.D.(4)	32,158	*
Francis Duhay, M.D. (5)	25,233	*
Craig Glynn(6)	1,778	*
Dr. Sanjay Shrivastava (7)	14,961	*
Robert Gray(8)	20,770	*
Matthew Jenusaitis (9)	20,040	*
All directors and executive officers as a group (7 persons)	179,662	1.94%

* Represents beneficial ownership of less than 1%.

(1)	Except as otherwise noted below, the address for each person or entity listed in the table is c/o enVVeno Medical Corporation, 70 Doppler, Irvine, California 92618.
(2)	Based on a Schedule 13G filed by the Perceptive Live Sciences Master Fund Ltd. (the “Master Fund”). The Master Fund directly holds 781,615 shares of common stock and 1,759,035 pre-funded warrants. The pre-funded warrants may not be exercised if the Master Fund would beneficially own more than 9.9% of the Company’s outstanding shares of common stock after giving effect to such exercise. Perceptive Advisors serves as the investment manager to the Master Fund and may be deemed to beneficially own such shares. Mr. Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own such shares.
(3)	Includes 60,986 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of October 11, 2021.
(4)	Includes 30,558 shares of common stock that are issuable upon exercise of options that are currently exercisable or exercisable within 60 days of October 11, 2021.
(5)	Includes 12,461 shares of common stock that are issuable upon exercise of options that are currently exercisable or exercisable within 60 days of October 11, 2021.
(6)	Includes 1,778 shares of common stock that are issuable upon exercise of options that are currently exercisable or exercisable within 60 days of October 11, 2021.
(7)	Includes 12,461 shares of common stock that are issuable upon exercise of options that are currently exercisable or exercisable within 60 days of October 11, 2021.
(8)	Includes 14,156 shares of common stock that are issuable upon exercise of options that are currently exercisable or exercisable within 60 days of October 11, 2021.
(9)	Includes 14,156 shares of common stock that are issuable upon exercise of options that are currently exercisable or excisable within 60 days of October 11, 2021.

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OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers and regular employees may solicit proxies personally or by telephone. We do not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to our Chief Financial Officer, by executing a revised proxy at a later date or by attending and voting at the virtual Meeting. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of our Board.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Legal Proceedings

There are no material proceedings in which any of the Company’s directors, officers or affiliates, or any associate of any such director, officer, affiliate of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Future Stockholders Proposals

The Board has not yet determined the date on which the next annual meeting of stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next annual meeting of stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Other deadlines apply to the submission of stockholder proposals for the next annual meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the next annual meeting, a stockholder’s notice must be timely. To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Robert A. Berman. Mr. Berman will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

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Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Craig Glynn, Interim Chief Financial Officer of the Company, at (949) 261-2900 or at offices of the Company at 70 Doppler Irvine, California 92618. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Additional Information

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

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ENVVENO MEDICAL CORPORATION
70 DOPPLER
IRVINE, CA 92618

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NVNO2021AM.**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D62192-Z81227 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENVVENO MEDICAL CORPORATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE DIRECTOR NOMINEES AND EACH OF THE OTHER PROPOSALS.

	For All	Withhold All	For All Except
1. To elect Dr. Francis Duhay and Dr. Sanjay Shrivastava as Class I directors, to hold office until the 2024 Annual Meeting of Stockholders or until their successor Dr. Francis Duhay are elected and qualified or until their earlier death, incapacity, removal or resignation.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dr. Francis Duhay
02) Dr. Sanjay Shrivastava

NOTE: In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

D62193-Z81227

ENVVENO MEDICAL CORPORATION
Annual Meeting of Stockholders
Tuesday, November 30, 2021, 9:00 A.M.
This proxy is solicited by the Board of Directors

THE UNDERSIGNED HEREBY APPOINTS ROBERT A. BERMAN AS PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF VOTING STOCK OF ENVVENO MEDICAL CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 11, 2021, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, NOVEMBER 30, 2021, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR the director nominees and each of the proposals described on this card.

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Meeting.

Continued and to be signed on reverse side